Exhibit 32.2.1

Certification Required Under Section 906 of the Sarbanes-Oxley Act of 2002

I, Eugene R. McGrath, the Chief Executive Officer of Consolidated Edison Company of New York, Inc. (the “Company”) certify that the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, which this statement accompanies, (the “Form 10-K”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Eugene R. McGrath
Eugene R. McGrath

Dated: February 24, 2005